UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
February 26, 2009 (February 19, 2009)

ALR TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-30414
(Commission File No.)

3350 Riverwood Pkwy
Suite 1900
Atlanta, Georgia 30339
(Address of principal executive offices and Zip Code)

(678) 881-0002
(Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

ITEM 7.01     REGULATION FD DISCLOSURE.

     On February 19, 2009, we announced that insurance carriers will reimburse physicians for remote care of patients by using the ALRT Health-E-Connect System. Healthcare professionals can monitor patient data on-line and intervene to improve clinical outcomes using the proprietary Health-E-Connect System. The ALRT platform is a technology tool for caregivers to track diagnostic data, including blood glucose and nebulizer treatments, for timely review, patient communication and intervention.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibit	Document Description

	99.1	Press Release dated February 19, 2009.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated this 26th day of February, 2009.

ALR TECHNOLOGIES INC.

BY:   SIDNEY CHAN
         Sidney Chan
         President, Principal Accounting Officer,
         Principal Executive Officer, Principal
         Financial Officer, Secretary/Treasurer,
         and a member of the Board of Directors